Exhibit 23


                         Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of Massey Energy Company and in the related prospectuses of our report dated March 26, 2003, with respect to the consolidated financial statements and schedule of Massey Energy Company included in this Annual Report (Form 10-K) for the year ended December 31, 2002:

       Registration Statement Number            Description
       -----------------------------            -----------

               333-71047               Form S-3, pertaining to the issuance of
                                          senior debt securities.

               333-61704               Form S-8, pertaining to Massey Energy
                                          Company's Coal Company Salary Deferral
                                          and Profit Sharing Plan

               333-23809               Form S-8, pertaining to the 1997 Massey
                                          Restricted Stock Plan for Non-Employee
                                          Directors.

               333-37153               Form S-8, pertaining to the Massey
                                          Executive Deferred Compensation
                                          Program.

               333-18151               Form S-8, pertaining to the 1996 Massey
                                          Executive Stock Plan.

                33-58557               Form S-8, pertaining to the Massey
                                          Corporation Stock Plan for
                                          Non-Employee Directors.

                33-31440               Form S-8, pertaining to the 1988 Massey
                                          Executive Stock Plan.

               333-40372               Form S-8, pertaining to the 1999 Massey
                                          Corporation Executive Performance
                                          Incentive Plan.





                                /s/   Ernst & Young LLP


Richmond, Virginia
March 26, 2003